SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITES EXCHANGE ACT OF 1934.


                                  June 25, 2001
                           --------------------------
                Date of Report (Date of earliest event reported)


                              CIMETRIX INCORPORATED
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nevada                      0-16454                 87-0439107
           ------                      -------                 ----------
   State of Incorporation        Commission File No.          IRS Employer
                                                            Identification No.



   6979 South High Tech Drive, Salt Lake City, Utah                 84047-3757
   ------------------------------------------------                 ----------
        (Address of principal executive offices)                    (Zip Code)


                                 (801) 256-6500
                                 --------------
                         (Registrant's telephone number)




                                 Does Not Apply
                                 --------------
           Former name or former address, if changed since last report

Item 5.  Other Events

Election of Chairman of the Board
---------------------------------

     On June 25, 2001, the Board of Directors of Cimetrix Incorporated elected Randall A. Mackey to serve as its Chairman.

     Mr. Mackey has been a director of Cimetrix since January 1998. Mr. Mackey has been president of the Salt Lake City law firm of Mackey, Price & Williams since 1992, and a shareholder and director of the firm and its predecessor firms since 1989. From 1979 to 1989, he practiced law with the Salt Lake City law firm of Fabian & Clendenin, where he was a shareholder and director of the firm from 1982 to 1989. From 1977 to 1979, Mr. Mackey was associated with the Washington, D.C. law firm of Hogan & Hartson. Mr. Mackey received a B.S. degree in Economics from the University of Utah in 1968, an M.B.A. degree from Harvard University in 1970, a J.D. degree from Columbia University in 1975 and a B.C.L. degree from Oxford University in 1977. He has served as a director since January 2000 and from November 1995 to September 1998 of Paradigm Medical Industries, Inc., which develops, manufactures and sells opthalmic surgical systems. Mr. Mackey has also served as Chairman of the Board since July 2000 and as a trustee since 1993 of Salt Lake Community College.


Appointment of President and Chief Executive Officer
----------------------------------------------------

     On June 25, 2001 the Board of Directors of Cimetrix Incorporated appointed Robert H. Reback as its President and Chief Executive Officer.

     Mr. Reback joined Cimetrix as its Vice President of Sales in January 1996 and was promoted to Executive Vice President of Sales in January 1997. On January 30, 2001, Mr. Reback was appointed to the Office of the President along with Mr. David Faulkner, as interim Co-Presidents. Mr. Reback was the district manager of Fanuc Robotics' West Coast business unit from 1994 to 1995. From 1985 to 1993, he was Director of Sales/Account Executives for Thesis, Inc., a privately-owned supplier of factory automation software and was previously a Senior Automation Engineer for Texas Instruments. Mr. Reback has a B.S. degree in Mechanical Engineering and an M.S. degree in Industrial Engineering from Purdue University.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REGISTRANT

                             CIMETRIX INCORPORATED


Dated: June 27, 2001                   By:/s/ Riley G. Astill
                                       ----------------------
                                       Riley G. Astill
                                       Vice President Finance
                                       and Chief Financial Officer